

Cal Dive International

4th Quarter 2008 Earnings Conference Call
February 18, 2009

Forward-Looking Statements

This presentation may include "forward-looking" statements that are generally identifiable through our use of words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project" and similar expressions and include any statements that we make regarding our earnings expectations. The forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise such statements to reflect new information or events as they occur. Our actual future results may differ materially due to a variety of factors, including changes in the level of offshore exploration, development and production activity in the oil and natural gas industry, our inability to obtain contracts with favorable pricing terms if there is a downturn on our business cycle, intense competition in our industry, the operational risks inherent in our business, risks associated with our relationship with Helix Energy Solutions Group, Inc., our controlling stockholder, and other risks detailed in our Form 10-K on file with the Securities and Exchange Commission.

CAL DIVE INTERNATIONAL

Presentation Outline

- Summary of 2008 Results
- Backlog
- Discussion of Financial Results
- Non-GAAP Reconciliations
- Questions and Answers

CAL DIVE INTERNATIONAL

Summary of 4Q Results

- Record 4th quarter results
- Strong demand in U.S. GoM following hurricanes Gustav and Ike
- Backlog
- Outlook

CAL DIVE INTERNATIONAL

Backlog



$600
$500
$400
$300
$200
$100
$0
($MM)
$175
$506
$350
12/31/2007
9/30/2008
12/31/2008

Summary of Financial Results

(all amounts in thousands, except per share amounts and percentages)

	4th Quarter		Year Ended	
	2008	2007	2008	2007
Revenues	$261,656	$162,203	$856,906	$623,615
Gross Profit	89,518	53,942	254,007	227,398
Margins	**34.2%**	**33.3%**	**29.6%**	**36.5%**
Net Income	46,096	26,429	109,499	105,600
Margins	**17.6%**	**16.3%**	**12.8%**	**16.9%**
Diluted EPS	0.44	0.30	1.05	1.24
Wtd. Avg. Diluted Shares O/S	104,802	88,530	104,661	84,978
EBITDA (1)	$89,630	$54,574	$255,954	$227,215
Margins	**34.3%**	**33.6%**	**29.9%**	**36.4%**

(1) See Reconciliation of Non-GAAP Financial Measures on page 14 of this presentation.

CAL DIVE INTERNATIONAL

Key Statistics

(The following statistics are for owned and operated vessels only)

	Three Months Ended Dec. 31,		Twelve Months Ended Dec. 31,		Three Months Ended	
	2008	2007	2008	2007	Dec. 31, 2008	Sept. 30, 2008
Effective Utilization (1) -						
Saturation Diving Vessels	92%	84%	87%	91%	92%	95%
Surface Diving Vessels	89%	41%	64%	60%	89%	80%
Construction Barges (2)	66%	74%	50%	91%	66%	70%
Calendar Day Utilization -						
Saturation Diving Vessels	81%	83%	72%	78%	81%	89%
Surface Diving Vessels	87%	38%	61%	58%	87%	77%
Construction Barges (2)	66%	74%	48%	82%	66%	70%

(1) Effective vessel utilization does not include acquired vessels prior to their in-service dates, vessels in drydocking, vessels taken out of service for upgrades or prior to their disposition and vessels jointly owned with a third party.

(2) Only includes two legacy Cal Dive barges in 2007 (Brave & Rider)

CAL DIVE INTERNATIONAL

Revenue Growth



CAGR = 62%
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
($MM)
$20
$106
$34
$191
$70
$440
$151
$472
$251
$606
2004
2005
2006
2007
2008
Domestic
International

CAL DIVE INTERNATIONAL

EBITDA Growth


CAGR = 75%
$300
$250
$200
$150
$100
$50
$0
($MM)
$27
$71
$213
$227
$256
2004
2005
2006
2007
2008

(1) See Reconciliation of Non-GAAP Financial Measures on page 15 of this presentation.

CAL DIVE INTERNATIONAL

International Revenue



4Q 2008
70%
$78m
30%
FY 2008
71%
$251m
29%
4Q 2007
69%
$50m
31%
FY 2007
76%
$151m
24%
Domestic
International

Financial Flexibility

As of December 31, 2008

Net Debt to Book Capitalization (1)

Cash on Hand
$61 million



27%
Net Debt

$300M Revolving Credit Facility

98%
Available Capacity
($292.5m)



Letters of Credit

(1) Calculated as total debt less cash divided by stockholders' equity plus debt less cash.

CAL DIVE INTERNATIONAL

Financial Flexibility – Post Stock Buy-Back

As of January 28, 2009

Cash on Hand
$95 million

Net Debt to Book Capitalization (1)



34%
Net Debt

$300M Revolving Credit Facility



64%
Available Capacity
($192.5m)
Letters of Credit

(1) Calculated as total debt less cash divided by stockholders' equity plus debt less cash.

CAL DIVE INTERNATIONAL

Non-GAAP Reconciliations



CAL DIVE INTERNATIONAL

Reconciliation of Non-GAAP Financial Measures

(all amounts in thousands)

	4th Quarter		Full Year	
	2008	2007	2008	2007
EBITDA (unaudited)	**$89,630**	**$54,574**	**$255,954**	**$227,215**
Less: Depreciation & Amortization	19,035	11,996	71,195	40,698
Less: Non-Cash Stock Comp. Expense	1,622	886	6,021	3,387
Less: Net Interest Expense	4,425	2,219	21,312	9,259
Less: Non-Cash Equity Loss (Earnings)	-	-	-	10,841
Less: Provision for Income Taxes	18,452	13,044	47,927	57,430
Net Income	**$46,096**	**$26,429**	**$109,499**	**$105,600**

CAL DIVE INTERNATIONAL

Reconciliation of Non-GAAP Financial Measures

(all amounts in thousands)

	2004	2005	2006	2007	2008
EBITDA (unaudited)	**$27,395**	**$70,561**	**$212,893**	**$227,215**	**$255,954**
Less: Depreciation & Amortization	15,510	15,308	24,515	40,698	71,195
Less: Non-Cash Stock Comp. Expense	-	-	2,930	3,387	6,021
Less: Net Interest Expense (Income)	-	(45)	(163)	9,259	21,312
Less: Non-Cash Equity Loss (Earnings)	-	(2,817)	487	10,841	-
Less: Provision for Income Taxes	4,211	20,385	65,710	57,430	47,927
Net Income	**$7,674**	**$37,730**	**$119,414**	**$105,600**	**$109,499**

CAL DIVE INTERNATIONAL